UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported)
January 20, 2017
Valhi, Inc.
(Exact name of registrant as specified in its charter)
Delaware	1-5467	87-0110150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5430 LBJ Freeway, Suite 1700, Dallas, Texas		75240-2697
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code
(972) 233-1700

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective January 20, 2017:
•
Bobby D. O'Brien, citing a desire to devote more time to his family and to pursue other interests, announced his retirement and resignation as chairman of the board and chief executive officer of the registrant.  In connection with his retirement, Mr O'Brien has also resigned as a director and executive officer from all of the registrant's affiliated entities; and

•
The registrant's board of directors elected Robert D. Graham, previously a director and president and chief legal officer of the registrant, as the registrant's chairman of the board, president and chief executive officer.

As already disclosed in the registrant's filings with the U.S. Securities and Exchange Commission, Mr. Graham is an employee of Contran Corporation ("Contran"), and provides his services to the registrant under an intercorporate services agreement between the registrant and Contran.  For a description of the intercorporate services agreement, see "Certain Relationships and Transactions" in the registrant's 2016 proxy statement, which description is incorporated herein by reference.  In addition, for a discussion of potential conflicts of interest of officers who serve more than one corporation, see "Certain Relationships and Transactions" in the 2016 proxy statement, which discussion is also incorporated herein by reference.

Mr. Graham, age 61, served as the registrant's executive vice president since 2014 and as the registrant's chief legal officer since November 2015, and on the registrant's board of directors since May 2016.  He served as the registrant's vice president from 2003 to 2014.  He currently serves as chairman of the board of CompX International Inc., ("CompX"), a one of the registrant's publicly held subsidiaries, as chairman of the board, president and chief executive officer of NL Industries, Inc. ("NL"), one of the registrant's publicly held subsidiaries, as chairman of the board, president and chief executive officer of Kronos Worldwide, Inc. ("Kronos"), one of the registrant's publicly held subsidiaries, and as president and chief legal officer of Contran.  Mr. Graham has served as a director of Contran, CompX and Kronos since May 2016 and a director of NL since 2014.  Mr. Graham has served in various officer positions with Contran and various other companies related to the registrant since 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALHI, INC.
(Registrant)

By: /s/ Gregory M. Swalwell
Date: January 20, 2017	Gregory M. Swalwell, Executive Vice President, Chief Financial Officer and Chief Accounting Officer